UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-22608

                        Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson St.

                       Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Global Multi-Sector Income Fund

Not FDIC Insured No Bank Guarantee May Lose Value	December 31, 2012

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Multi-Sector Income Fund Shareholder:

I am pleased to present the first annual report for the Virtus Global Multi-Sector Fixed Income Fund, which covers the period from the Fund’s inception on February 23, 2012 through December 31, 2012. The report includes commentary from the portfolio management team at Newfleet Asset Management on how the fixed income markets and the fund performed during this period.

For the quarter ended December 31, 2012, the fund’s net asset value (NAV) increased 4.12%, including $0.351 in reinvested distributions. For the same period, the fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, lost 0.48%, including reinvested dividends.

For the partial year beginning with the fund’s inception date of February 23, 2012 and ending December 31, 2012, the fund’s NAV increased 12.61%, including $1.053 in reinvested distributions. For the same period, the fund’s benchmark index gained 4.32%, including reinvested dividends.

On behalf of the entire Virtus team, including the investment professionals at Newfleet Asset Management, thank you for entrusting your assets to us. Should you have any questions or needs, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Global Multi-Sector Income Fund

February 2013

Shares of closed-end investment companies, such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

December 31, 2012

Managers Discussion of Fund Performance

About the Fund:

The Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the global bond market. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of December 31, 2012, the Fund’s leverage consisted of $93 million of debt, which represented about 29% of the Fund’s total assets.

Portfolio Review – Newfleet Asset Management LLC (“Newfleet”)

Newfleet’s Multi-Sector Fixed Income Strategies team manages the Fund, leveraging the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral.

The following commentary discusses Newfleet’s management of the Fund since its inception on February 23, 2012 through December 31, 2012.

How did the market perform during the fiscal period?

Most fixed income spread sectors outperformed U.S. Treasuries during the Fund’s fiscal year. Spread sectors were further supported by positive credit fundamentals, continued demand for spread product, and the Fed’s announcement in September (and again in December) that it would continue with its aggressive bond buying program. However, there were periods of weakness late in the year related to the uncertainty surrounding the U.S. presidential elections and looming fiscal cliff.

While a plunge off the “cliff” was averted at year-end, domestic concerns remain, including a lack of clarity around the debt ceiling and fears of a slowing economy. Headwinds also still exist in the form of Europe’s debt crisis and overall global growth concerns.

Over the 12-month reporting period, yields were unchanged at the short end of the U.S. Treasury curve and lower on the long end, and the curve flattened.

What factors affected the Fund’s performance during the fiscal period?

The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the year.

The Fund’s sector allocations to emerging markets high yield securities, corporate high yield securities and high yield loans, corporate high quality, and Yankee high quality securities all made significant positive contributions to performance.

Within the emerging markets high yield sector, sovereign fundamentals weakened but remained relatively strong versus developed markets, and fund flows into the sector were positive during the year.

The corporate high yield sector benefited from a combination of factors, including solid fundamentals and relative yield advantage to other fixed income sectors.

The Fund’s overweight to BBB-rated financials within the corporate high quality sector benefited performance during the year as credit metrics continued to improve for

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

December 31, 2012

Managers Discussion of Fund Performance (Continued)

banks, the housing market continued to show signs of recovery, and investors’ increased risk appetite resulted in the outperformance of lower quality securities.

Within the corporate high yield sector, our higher quality bias detracted from performance as lower quality securities outperformed during the period.

What is your outlook for fixed income markets?

The overall economic picture remains supportive of fixed income spread sectors. Growth is expected to remain positive yet subdued enough to likely keep inflation at low levels and the Federal Reserve from raising short-term interest rates in the immediate future.

We continue to be constructive on spread sectors, focusing on credits with sound balance sheets, liquidity, and consistent free cash flow. Credit fundamentals remain strong in the corporate investment grade, corporate high yield, and bank loan sectors. With their strong fundamentals, spread sectors offer attractive valuations and compelling investment opportunities for investors searching for yield.

Although we remain positive on spread sectors, headwinds still exist, as a resolution to the European debt crisis remains uncertain, unemployment remains elevated, and the overall strength of the global economy remains in question. However, conditions in the fixed income market remain substantially improved compared to the credit crunch of 2008 and early 2009.

We will maintain diversification in all of our credit-intensive sectors. We will look to be tactical with corporate credit, adding selectively on weakness, and consider corporate alternatives such as commercial mortgage-backed securities and taxable municipals where it would be favorable to the

Fund. Within the commercial mortgage-backed security sector, we prefer higher quality securities with high levels of credit enhancement and low leverage.

We are cautiously positive on the outlook for non-U.S. dollar-denominated bonds, favoring those that are denominated in currencies that typically benefit from a rise in commodity prices, have positive fundamentals, and offer a yield advantage over U.S. Treasuries. However, volatility is likely to remain high within the sector due to ongoing European sovereign fiscal concerns and uncertainty surrounding global economic growth.

Given the current environment, we see the potential for outperformance as we get more clarity on Europe’s fiscal picture, resolution of the U.S. debt ceiling, the sustainability and strength of the U.S. economic recovery, and the slowing of global economies. We believe the portfolio is well positioned to capitalize on opportunities as they arise, and we will take advantage of any weakness in either sectors or individual issues that may create value.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Changes in interest rates can cause both extension and prepayment risks for asset and

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

December 31, 2012

Managers Discussion of Fund Performance (Continued)

mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

December 31, 2012

(Unaudited)

The following tables presents the portfolio holdings within certain sectors or countries as a percentage of total investments at December 31, 2012.

Asset Allocation

Corporate Bonds and Notes		68%
Financials	31%
Energy	13
Industrials	8
Total of all others	16
Loan Agreements		12
Foreign Government Securities		11
Mortgage-Backed Securities		3
Asset-Backed Securities		2
Preferred Stock		1
Other (includes short-term investment)		3

		100%

Country Weightings
United States	48%
Brazil	6
Cayman Islands	5
Luxembourg	5
Mexico	4
Venezuela	4
Ireland	3
Other	25

Total	100%

The accompanying notes are an integral part of these financial statements.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

December 31, 2012

(Unaudited)

KEY INVESTMENT TERMS

Barclays Capital Global Aggregate Bond Index

The Barclays Capital Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed-income investments.

PIK (Payment-in-Kind)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—1.0%
California—0.6%
San Diego Tobacco Settlement Revenue Funding Corp. 7.125%, 6/1/32	$729		$602
State of California Build America Bond Taxable 7.500%, 4/1/34	570		793

			1,395

Illinois—0.4%
State of Illinois Build America Bond Taxable 6.900%, 3/1/35	700		825
TOTAL MUNICIPAL BONDS (Identified Cost $2,070)			2,220
FOREIGN GOVERNMENT SECURITIES—15.9%
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(4)	2,250		2,155
Commonwealth of Australia Series 118, 6.500%, 5/15/13	3,100	AUD	3,263
Commonwealth of Canada 1.750%, 3/1/13	765		770
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	1,750	NZD	1,463
Federative Republic of Brazil
12.500%, 1/5/16	1,025	BRL	617
8.500%, 1/5/24	4,355	BRL	2,590
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	795		801
Kingdom of Norway Series 470, 6.500%, 5/15/13	4,430	NOK	811
Kingdom of Spain 5.850%, 1/31/22	370	EUR	509
Republic of Argentina 7.000%, 10/3/15	900		824
Provincia de Neuquen 144A 7.875%, 4/26/21(3)	800		696
PIK Interest Capitalization 8.280%, 12/31/33	2,386		1,718

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Croatia 144A 6.375%, 3/24/21(3)	$1,420		$1,615
Republic of Iceland 144A 5.875%, 5/11/22(3)	1,180		1,316
Republic of Korea Series 1403, 4.750%, 3/10/14	800,000	KRW	764
Republic of Peru 144A 7.840%, 8/12/20(3)	875	PEN	432
RegS 6.900%, 8/12/37(4)	1,700	PEN	849
Republic of Poland Series 0414, 5.750%, 4/25/14	9,300	PLZ	3,104
Republic of Slovak 144A 4.375%, 5/21/22(3)	1,235		1,345
Republic of Slovenia 144A 5.500%, 10/26/22(3)	965		1,013
Republic of South Africa Series R206 7.500%, 1/15/14	14,400	ZAR	1,740
Republic of Turkey 9.000%, 3/5/14	5,565	TRY	3,221
Republic of Venezuela RegS 12.750%, 8/23/22(4)	390		456
United Mexican States
Series M, 6.000%, 6/18/15	35,100	MXN	2,789
Series M, 6.500%, 6/9/22	19,000	MXN	1,590
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $35,821)			36,451
MORTGAGE-BACKED SECURITIES—3.8%
Non-Agency—3.8%
Bear Stearns Commercial Mortgage Securities, Inc. 05-PW10, AM 5.449%, 12/11/40(2)	1,000		1,102
07-PW18, AM 6.084%, 6/11/50(2)	1,400		1,559
Indymac Index Mortgage Loan Trust 05-AR1, 3A1 2.703%, 3/25/35(2)	1,749		1,622

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 06-CB17, AM 5.464%, 12/12/43	$465	$485
Morgan Stanley Capital I, Inc. 07-IQ14, A4 5.692%, 4/15/49(2)	1,940	2,252
Opteum Mortgage Acceptance Corp. 06-1, 2APT 5.750%, 4/25/36(2)	959	941
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 5.287%, 11/23/43(2)(3)	695	684
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $8,162)		8,645
ASSET-BACKED SECURITIES—3.2%
CIT Group Home Equity Loan Trust 03-1, A5 4.980%, 7/20/34(2)	1,450	1,403
Dominos Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	1,483	1,666
Drug Royalty Corp., Inc. 12-1, A2 144A 5.800%, 7/15/24(3)	956	990
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(3)	479	489
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	1,954	1,963
Orange Lake Timeshare Trust 12-AA, B, 144A 4.870%, 3/10/27(3)	866	890
TOTAL ASSET-BACKED SECURITIES (Identified Cost $7,003)		7,401

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES—95.0%
Consumer Discretionary—6.3%
American Axle & Manufacturing, Inc. 6.625%, 10/15/22	$785		$801
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(3)	1,115	BRL	584
Boyd Gaming Corp. 9.125%, 12/1/18	950		974
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(3)	960		989
Caesars Entertainment Operating Co., Inc. 8.500%, 2/15/20	1,050		1,045
Chrysler Group LLC (Chrysler Group, Inc.) 8.250%, 6/15/21	950		1,050
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(3)	805		867
Clear Channel Communications, Inc. 9.000%, 3/1/21	1,250		1,122
Globo Comunicacao e Participacoes SA 144A 4.875%, 4/11/22(3)	620		674
Isle of Capri Casinos, Inc. 7.750%, 3/15/19	1,050		1,137
MGM Resorts International 144A 6.750%, 10/1/20(3)	950		973
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(3)	1,425		1,457
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(3)	1,100		1,018
QVC, Inc. 144A 5.125%, 7/2/22(3)	690		722
Univision Communications, Inc. 144A 7.875%, 11/1/20(3)	850		924

			14,337

Consumer Staples—0.2%
Cencosud SA 144A 4.875%, 1/20/23(3)	410		419

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy—17.8%
Afren plc 144A 10.250%, 4/8/19(3)	$925	$1,087
Barrett (Bill) Corp. 7.000%, 10/15/22	1,250	1,294
BreitBurn Energy Partners LP (BreitBurn Finance Corp.) 144A 7.875%, 4/15/22(3)	1,575	1,642
Dolphin Energy Ltd. 144A 5.500%, 12/15/21(3)	2,000	2,332
EP Energy LLC (EP Energy Finance, Inc.) 9.375%, 5/1/20	1,250	1,416
EPL Oil & Gas, Inc. 144A 8.250%, 2/15/18(3)	830	857
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(3)	1,041	1,093
Forest Oil Corp. 7.250%, 6/15/19	1,450	1,464
Gazprom OAO (Gaz Capital SA) 144A 6.510%, 3/7/22(3)(7)	2,200	2,623
Gulfmark Offshore, Inc. 144A 6.375%, 3/15/22(3)	1,700	1,759
Halcon Resources Corp. 144A 8.875%, 5/15/21(3)	650	692
Hercules Offshore, Inc. 144A 10.250%, 4/1/19(3)	1,250	1,375
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(3)	2,000	2,113
MIE Holdings Corp. 144A 9.750%, 5/12/16(3)	800	876
National JSC Naftogaz of Ukraine 9.500%, 9/30/14	1,350	1,392
OGX Austria GmbH 144A 8.375%, 4/1/22(3)	1,600	1,340
Petrobras International Finance Co. 6.750%, 1/27/41	2,750	3,475
Petroleos de Venezuela SA
Series 2014 4.900%, 10/28/14	1,720	1,649

	PAR VALUE	VALUE
Energy (continued)
RegS 8.500%, 11/2/17(4)	$5,820	$5,762
Petroleos Mexicanos 6.500%, 6/2/41	1,850	2,322
Quicksilver Resources, Inc. 7.125%, 4/1/16	1,735	1,397
Teekay Corp. 8.500%, 1/15/20	1,000	1,060
Venoco, Inc. 8.875%, 2/15/19	850	801
Zhaikmunai LLP 144A 7.125%, 11/13/19(3)	790	830

		40,651

Financials—42.6%
Agile Property Holdings Ltd. 144A 8.875%, 4/28/17(3)	830	901
Aircastle Ltd.
144A 6.250%, 12/1/19(3)	790	828
7.625%, 4/15/20	1,500	1,684
Akbank TAS 144A 3.875%, 10/24/17(3)	1,030	1,059
Alfa Bank OJSC (Alfa Bond Issuance plc)
144A 7.500%, 9/26/19(3)(7)	1,100	1,167
144A 7.750%, 4/28/21(3)(7)	925	1,029
Allstate Corp. 6.125%, 5/15/37(2)	2,500	2,600
ALROSA Finance SA 144A 7.750%, 11/3/20(3)	750	874
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	1,150	1,190
American International Group, Inc. 4.875%, 6/1/22	1,000	1,140
Banco ABC Brasil SA 144A 7.875%, 4/8/20(3)	800	876
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(3)	1,750	1,942

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Banco Bradesco SA 144A 5.750%, 3/1/22(3)(5)(6)	$2,000	$2,170
Banco Continental SA Via Continental Senior Trustees Cayman Ltd. RegS 5.500%, 11/18/20(4)(7)	2,000	2,260
Banco de Credito del Peru 144A 5.375%, 9/16/20(3)	1,250	1,384
Banco do Brasil S.A. RegS 5.375%, 1/15/21(4)	525	566
144A 9.250%, 10/31/49(2)(3)(5)(6)	1,425	1,771
Banco Santander Chile 144A 3.875%, 9/20/22(3)	1,000	1,024
Banco Votorantim SA 144A 7.375%, 1/21/20(3)	1,900	2,128
Bancolombia SA 5.125%, 9/11/22	1,220	1,269
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	745	756
Barclays Bank plc 144A 6.050%, 12/4/17(3)	2,450	2,710
Braskem Finance Ltd. 144A 5.750%, 4/15/21(3)	2,200	2,315
Chubb Corp. (The) 6.375%, 3/29/67(2)	2,175	2,371
Corp Andina de Fomento 8.125%, 6/4/19	1,000	1,286
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(3)	845	851
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	1,000	1,038
First Niagara Financial Group, Inc. 7.250%, 12/15/21	1,400	1,668
First Tennessee Bank N.A. 5.650%, 4/1/16	1,100	1,198
Genworth Financial, Inc. 7.625%, 9/24/21	765	843

	PAR VALUE		VALUE
Financials (continued)
GRD Holdings III Corp. 144A 10.750%, 6/1/19(3)	$610		$615
HSBC Finance Corp. 6.676%, 1/15/21	1,900		2,252
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(2)(3)(5)(6)	1,560		1,654
ING Bank NV 144A 5.000%, 6/9/21(3)	1,000		1,125
ING U.S., Inc. 144A 5.500%, 7/15/22(3)	1,210		1,312
International Lease Finance Corp. 5.875%, 8/15/22	2,310		2,444
Itau Unibanco Holding SA RegS 5.650%, 3/19/22(4)	900		946
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	800		1,006
Kazkommerts Bank International BV 144A 7.875%, 4/7/14(3)	1,850		1,860
Macquarie Group Ltd. 144A 7.625%, 8/13/19(3)	1,000		1,177
Morgan Stanley 144A 10.090%, 5/3/17(3)	4,850	BRL	2,564
Nordea Bank AB 144A 4.250%, 9/21/22(3)	2,035		2,094
OAO Lukoil International Finance BV 144A 6.125%, 11/9/20(3)(7)	2,100		2,428
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)	1,805		1,900
Progressive Corp. (The) 6.700%, 6/15/37(2)	2,160		2,333
Prudential Financial, Inc. 5.875%, 9/15/42(2)	2,500		2,625
QGOG Constellation S.A. 144A 6.250%, 11/9/19(3)	955		998
Resona Bank Ltd. 144A 5.850%(2)(3)(5)(6)	2,050		2,206
Royal Bank of Scotland Group plc (The) 6.400%, 10/21/19	1,400		1,653

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(3)	$850	$912
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(3)	1,590	1,597
Unipersonal 144A 3.781%, 10/7/15(3)	1,300	1,307
Sberbank of Russia (Sberbank CapItal SA) 144A 6.125%, 2/7/22(3)(7)	2,050	2,342
144A 5.125%, 10/29/22(3)(7)	800	815
Severstal Oao Via Steel Capital SA 144A 5.900%, 10/17/22(3)(7)	2,200	2,225
SLM Corp. 8.450%, 6/15/18	2,150	2,515
Spansion LLC 7.875%, 11/15/17	1,200	1,236
Springleaf Finance Corp. 5.400%, 12/1/15	1,000	950
Telecom Italia Capital SA 7.175%, 6/18/19	1,450	1,683
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	1,095	1,177
UPCB Finance VI Ltd. VI 144A 6.875%, 1/15/22(3)	725	788
Vnesheconombank (VEB Finance plc) 144A 6.800%, 11/22/25(3)(7)	1,400	1,715
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(7)	725	784
Zions Bancorp 4.500%, 3/27/17	1,250	1,306

		97,442

	PAR VALUE	VALUE
Health Care—1.0%
IASIS Healthcare LLC (IASIS Capital Corp.) 8.375%, 5/15/19	$1,000	$950
Inventiv Health, Inc. 144A 9.000%, 1/15/18(3)	320	324
Symbion, Inc. 8.000%, 6/15/16	1,000	1,035

		2,309

Industrials—11.8%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(3)	900	923
America West Airlines, Inc. Pass-Through-Trust Series 99-1, G 7.930%, 1/2/19	1,013	1,087
Series 00-1, G 8.057%, 7/2/20	1,287	1,380
Series 01-1, G 7.100%, 4/2/21	1,064	1,112
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	687	728
CDRT Holding Corp. PIK 144A 9.250%, 10/1/17(3)	725	743
CHC Helicopter SA 9.250%, 10/15/20	1,150	1,216
Delta Airlines, Inc. Pass-Through-Trust 09-1, A 7.750%, 12/17/19	1,150	1,317
02-1, G-1 6.718%, 1/2/23	866	951
DP World Ltd. 144A 6.850%, 7/2/37(3)	1,000	1,171
Embraer SA 5.150%, 6/15/22	1,300	1,423
FTS International, LLC 144A 8.125%, 11/15/18(3)	500	519
Harland Clarke Holdings Corp. 144A 9.750%, 8/1/18(3)	330	323
Hexion U.S. Finance Corp. 6.625%, 4/15/20	170	174

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Industrials (continued)
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	$1,000	$1,103
Masco Corp. 5.950%, 3/15/22	1,500	1,661
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	1,323	1,402
Oshkosh Corp. 8.500%, 3/1/20	1,250	1,391
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	1,000	1,006
U.S. Airways Pass-Through-Trust 99-1A 8.360%, 1/20/19	558	614
11-1 A 7.125%, 10/22/23	943	1,061
UAL Pass-Through-Trust 09-2 9.750%, 1/15/17	2,551	2,953
07-01A 6.636%, 7/2/22	967	1,039
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(3)	1,500	1,759

		27,056

Information Technology—0.6%
First Data Corp. 12.625%, 1/15/21	1,100	1,163
Sungard Data Systems, Inc. 144A 6.625%, 11/1/19(3)	205	211

		1,374

Materials—8.2%
Alpek SAB de CV 144A 4.500%, 11/20/22(3)	1,250	1,303
Ardagh Packaging Finance plc 144A 7.375%, 10/15/17(3)	1,100	1,202
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 144A 9.625%, 8/1/20(3)	1,200	1,311
Cascades, Inc. 7.875%, 1/15/20	650	696

	PAR VALUE		VALUE
Materials (continued)
Cemex SAB de CV 144A 9.500%, 6/15/18(3)	$1,250		$1,403
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	415		424
Eurochem Mineral & Chemical Co. 5.125%, 12/12/17(7)	425		438
FMG Resources Property Ltd. 144A 7.125%, 11/1/19(3)	1,050		1,123
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	1,150		1,337
Ineos Finance plc 144A 8.375%, 2/15/19(3)	1,175		1,270
JMC Steel Group 144A 8.250%, 3/15/18(3)	750		788
Mexichem SAB de CV 144A 4.875%, 9/19/22(3)	450		485
Momentive Performance Materials, Inc. 144A 10.000%, 10/15/20(3)	1,000		990
Pactiv LLC 8.125%, 6/15/17	1,500		1,504
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	1,500		1,489
Sealed Air Corp. 144A 6.500%, 12/1/20(3)	185		201
United States Steel Corp. 7.500%, 3/15/22	840		888
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	1,650		1,920

			18,772

Telecommunication Services—4.7%
America Movil SAB de CV 6.450%, 12/5/22	8,000	MXN	635
CenturyLink, Inc. Series S, 6.450%, 6/15/21	1,600		1,769
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	930		1,028
Frontier Communications Corp. 8.125%, 10/1/18	835		964

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	$660	$704
Telemar Norte Leste SA 144A 5.500%, 10/23/20(3)	1,300	1,352
Vimpel Communications OJSC (VIP Finance Ireland Ltd.) 144A 7.748%, 2/2/21(3)(7)	1,000	1,158
WideOpenWest Finance LLC (WideOpenWest Capital Corp.) 144A 10.250%, 7/15/19(3)	550	587
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(3)	750	789
144A 7.250%, 2/15/18(3)	430	434
Windstream Corp. 7.750%, 10/15/20	1,150	1,248

		10,668

Utilities—1.8%
AmeriGas Partners LP (AmeriGas Finance Corp.) 6.750%, 5/20/20	1,200	1,323
Calpine Corp. 144A 7.875%, 1/15/23(3)	764	867
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(3)	850	967
NRG Energy, Inc. 7.875%, 5/15/21	925	1,031

		4,188
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $207,317)		217,216
LOAN AGREEMENTS(2)—17.4%
Consumer Discretionary—6.0%
BJ’s Wholesale Club, Inc. Second Lien 9.750%, 3/26/20	217	223

	PAR VALUE		VALUE
Consumer Discretionary (continued)
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 9.500%, 10/31/16	$940		$955
Cengage Learning Acquisitions, Inc. 2.720%, 7/3/14	587		466
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	891		911
Cumulus Media Holdings, Inc. Second Lien, 7.500%, 9/16/19	900		930
EB Sports Corp. PIK 1.150%, 12/31/15	500		500
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) Second Lien, 10.500%, 1/29/18	1,000		950
Gateway Casinos & Entertainment Ltd. Tranche B, 6.000%, 5/12/16	1,075	CAD	1,078
Granite Broadcasting Corp. Tranche B 8.500%, 5/23/18	582		583
HD Supply, Inc. Tranche B, 7.250%, 10/12/17	866		891
Hubbard Radio LLC Second Lien, 8.750%, 4/30/18	600		612
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	387		377
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 6.500%, 4/24/18	1,191		1,206
MGM Resorts International Tranche B, 4.250%, 12/20/19	81		82

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2) (continued)
Consumer Discretionary (continued)
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	$641	$627
Radio One, Inc. 7.500%, 3/31/16	1,029	1,047
Seven Seas Cruises, Inc. Tranche B, 6.250%, 12/21/18	748	759
TI Group Automotive Systems LLC 6.750%, 3/14/18	474	479
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	1,079	984

		13,660

Consumer Staples—0.5%
SuperValu, Inc. 8.000%, 8/30/18	1,114	1,132

Energy—1.1%
Chesapeake Energy Corp. 5.750%, 12/2/17	795	797
Frac Tech Services LLC 8.500%, 5/6/16	1,017	849
NGPL Pipeco LLC 6.750%, 9/15/17	781	801

		2,447

Financials—1.6%
Asurion LLC (Asurion Corp.) Second Lien, 9.000%, 5/24/19	401	414
Harland Clarke Holdings Corp. Tranche B-2 5.462%, 6/30/17	678	630
iStar Financial, Inc. Tranche A-2, 7.000%, 3/19/17	1,500	1,579
Nuveen Investments, Inc. Second Lien, 8.250%, 2/28/19	333	340
Ocwen Financial Corp. 7.000%, 9/1/16	295	297

	PAR VALUE	VALUE
Financials (continued)
Walter Investment Management Corp. Tranche B, 5.750%, 11/28/17	$492	$496

		3,756

Health Care—1.6%
AMN Healthcare, Inc. Tranche B, 5.750%, 4/5/18	802	811
Ardent Medical Services, Inc. 0.000%, 11/2/18(8)	225	230
0.000%, 11/21/18(8)	273	276
MMM Holdings, Inc. 9.750%, 10/26/17	276	276
MModal, Inc. Tranche B, 6.750%, 8/16/19	1,097	1,059
MSO of Puerto Rico, Inc. 9.750%, 10/26/17	200	201
National Specialty Hospitals, Inc. Tranche B, 8.250%, 2/3/17	898	877

		3,730

Industrials—1.4%
AWAS Finance Luxemborg S.A. 4.75%, 7/16/18	1,139	1,149
DynCorp International LLC 6.250%, 7/7/16	863	868
Husky Injection Molding System (Yukon Acquisition, Inc.) 5.750%, 7/2/18	1,073	1,090
Navistar, Inc. Tranche B, 7.000%, 8/17/17	100	101

		3,208

Information Technology—3.2%
Avaya, Inc. Tranche B-3, 4.812%, 10/26/17	1,187	1,051
Blue Coat Systems, Inc. 5.750%, 2/15/18	894	902
Deltek, Inc. Second Lien, 1.000%, 10/10/19	100	102

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2) (continued)
Information Technology (continued)
IPC Systems, Inc. First Lien, 7.750%, 7/31/17	$868	$850
Mirion Technologies, Inc. 6.250%, 3/30/18	739	743
Mood Media Corp. First Lien, 7.000%, 5/6/18	595	596
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	963	973
Oberthur Technologies, Inc. Tranche B-3, 0.000%, 11/30/18	557	553
RP Crown Parent LLC 0.000%, 12/14/17(8)	250	248
0.000%, 12/16/19(8)	347	351
Wall Street Systems Holdings, Inc. Second Lien, 9.250%, 10/25/20	339	340
Zayo Group LLC (Zayo Capital, Inc.) 5.250%, 7/2/19	577	585

		7,294

Materials—2.0%
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 8.750%, 9/19/14	1,317	1,308
Houghton International, Inc. 0.000%, 7/30/19(8)	960	970
Kronos, Inc. Second Lien, 9.750%, 4/30/20	640	642
Trinseo Materials Operating S.C.A. (Styron S.A.R.L) 8.000%, 8/2/17	830	811
United Central Industrial Supply Tranche B, 7.500%, 10/12/18	800	772

		4,503
TOTAL LOAN AGREEMENTS (Identified Cost $39,687)		39,730

	SHARES	VALUE
PREFERRED STOCK—0.9%
Financials—0.9%
General Electric Capital Corp. Series B 6.25%(2)	1,100,000	$1,198
U.S. Bancorp Series G 6.00%(2)	32,400	899
TOTAL PREFERRED STOCK (Identified Cost $1,925)		2,097
TOTAL LONG TERM INVESTMENTS—137.2%
(Identified cost $301,985)		313,760
SHORT-TERM INVESTMENTS—2.2%
Money Market Mutual Funds—2.2%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	5,075,722	5,076
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $5,076)		5,076
TOTAL INVESTMENTS—139.4% (Identified Cost $307,061)		318,836	(1)
Other assets and liabilities, net—(39.4)%		(90,087)

NET ASSETS—100.0%		$228,749

Foreign Currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	European Currency Unit
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLZ	Polish Zloty
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2012.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $128,742 or 56.3% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date
(6)	Interest payments may be deferred.
(7)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after December 31, 2012, at which time the interest rate will be determined.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$7,401	$—	$7,401
Corporate Bonds and Notes	217,216	—	217,216
Foreign Government Securities	36,451	—	36,451
Loan Agreements	39,730	—	39,730
Mortgage-Backed Securities	8,645	—	8,645
Municipal Bonds	2,220	—	2,220
Equity Securities:
Preferred Stock	2,097	899	1,198
Short-Term Investments	5,076	5,076	—

Total Investments	$318,836	$5,975	$312,861

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $307,061)	$318,836
Foreign currency at value (Identified cost $11)	11
Cash	1,002
Receivables
Investment securities sold	1,123
Dividends and interest	4,447
Prepaid expenses	24

Total assets	325,443

Liabilities
Payables
Borrowings (Note 7)	93,000
Investment securities purchased	3,283
Investment advisory fees	258
Administration fees	27
Professional fees	53
Interest payable on line of credit	29
Trustees’ fees and expenses	2
Transfer agent fees and expenses	2
Other accrued expenses	40

Total liabilities	96,694

Net Assets	$228,749

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$214,525
Accumulated undistributed net investment income (loss)	1,161
Accumulated undistributed net realized gain (loss)	1,279
Net unrealized appreciation (depreciation)	11,784

Net Assets	$228,749

Net Asset Value Per Share
(Net assets/shares outstanding) Shares outstanding 11,255,236	$20.32

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF OPERATIONS

FROM INCEPTION FEBRUARY 23, 2012 TO DECEMBER 31, 2012

($ reported in thousands)

Investment Income
Interest	$16,068
Dividends	42
Foreign taxes withheld	(56)

Total investment income	16,054

Expenses
Investment advisory fees	2,390
Administration fees	255
Interest expense	826
Trustees’ fees and expenses	142
Professional fees	133
Sub-administration and accounting fees	75
Printing fees and expenses	38
Registration fees	21
Custodian fees	18
Transfer agent fees and expenses	12
Miscellaneous	63

Total expenses	3,973

Net investment income	12,081

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,284
Net realized gain (loss) on foreign currency transactions	(73)
Net change in unrealized appreciation (depreciation) on investments	11,775
Net change in unrealized appreciation (depreciation) on foreign currency translations	9

Net realized and unrealized gain (loss) on investments	13,995

Net increase (decrease) in net assets resulting from operations	$26,076

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

From inception February 23, 2012 to December 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$12,081
Net realized gain (loss)	2,211
Net change in unrealized appreciation (depreciation)	11,784

Increase (decrease) in net assets resulting from operations	26,076

From Distributions to Shareholders
Net investment income	(10,451)
Net realized short-term gains	(1,401)

Decrease in net assets from distributions to shareholders	(11,852)

From Share Transactions
Proceeds from initial public offering of 11,255,236 shares	214,975
Offering costs	(450)

Increase (decrease) in net assets from share transactions	214,525

Net increase (decrease) in net assets	228,749

Net Assets
Beginning of period	—

End of period	$228,749

Accumulated undistributed net investment income (loss) at end of period	$1,161

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CASH FLOWS

FOR PERIOD ENDED DECEMBER 31, 2012

($ reported in thousands)

Cash Flows Provided by Operating Activities
Net increase (decrease) in net assets from operations	$26,076

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and paydowns of long-term investments	126,975
Purchase of long-term investments	(425,074)
Net purchases of short-term securities	(5,076)
Net change in unrealized (appreciation)/depreciation	(11,784)
Net realized loss from sales of long-term investments	(2,284)
Net amortization of premium/(discount)	558
Increase in dividends and interest receivable	(4,447)
Increase in prepaid expenses	(24)
Increase in interest expense payable	29
Increase in investment advisory fees payable	258
Increase in other affiliates payable	27
Increase in Trustees' fees payable	2
Increase in other accrued expenses payable	95

Cash provided by operating activities	(294,669)

Cash used for financing activities:
Cash receipts from borrowings	93,000
Proceeds from initial public offering	214,975
Offering costs	(450)
Cash dividends paid to shareholders	(11,852)

Cash used for financing activities	295,673

Cash impact from foreign exchange fluctuations	9

Net increase in cash	1,013

Cash:
Cash and foreign currency at beginning of period	—

Cash and foreign currency at end of period	$1,013

Supplemental cash flow information:
Cash paid for interest	$797

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout the period ended December 31, 2012)(1)

PER SHARE OPERATING DATA:
Net asset value, beginning of period	$19.10	(1)

Income from investment operations:
Net investment income/(loss)(2)	1.08
Net realized and unrealized gain/(loss)	1.19

Total from investment operations	2.27

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.93)
Dividends from net realized gains	(0.12)

Total Dividends and Distributions to Shareholders	(1.05)

Net Asset Value, End of Period	$20.32

Market Price, End of Period(3)	$18.90

Total Return on Net Asset Value(4)	12.61	%(7)
Total Return on Market Value(5)	(0.02	)%(7)
Net Assets, End of Period (000’s)	$228,749

Ratios/Supplemental Data:
Ratio of Total Expenses to Average Net Assets(6)	2.19	%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.65	%(8)
Portfolio Turnover Rate	46	%(7)

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$93,000
Asset Coverage for Loan Outstanding	346%

(1)	Fund commenced operations on February 23, 2012, the date which its initial public offering shares were issued.
(2)	Based on average number of shares of common stock outstanding.
(3)	Closing price - NYSE
(4)	Total Return on NAV is calculated using the Net asset value of common stock on the first business day and the closing Net asset value on the last business day of the period. Dividends and distributions if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	Total return on market value is calculated assuming a purchase of a share of the Fund’s common stock at the opening New York Stock Exchange (“NYSE”) share price on the first business day and a sale at the closing NYSE share price on the last business day of the period. Dividends and distributions if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Ratio of operating expenses, excluding interest expense on the line of credit, is 1.74%.
(7)	Not annualized
(8)	Annualized

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on November 9, 2011. The Fund commenced operations on February 23, 2012, the date on which its initial public offering shares were issued as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maximize current income while preserving capital.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Fund. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured Debt Instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C.	Federal Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Management of the Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable.

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

G.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. As of the date of this report, the Fund held only assignment loans.

I.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note	3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc., an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser. As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.95% as a percentage of the average daily Managed Assets of the Fund, calculated as of 4:00 p.m. Eastern time on such day or as

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the organizational documents of the Fund and with resolutions of the Board as from time to time in force. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

B.	Subadviser

The subadviser manages the investments of the Fund for which they are paid a fee by the Adviser. Newfleet Asset Management, LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Fund.

C.	Administrator

($ reported in thousands)

VP Distributors, LLC, an indirect, wholly-owned subsidiary of Virtus serves as the Fund’s Administrator (the “Administrator”). During the period ended December 31, 2012, the Fund incurred Administration fees totaling $255, which are included in the Statement of Operations. A portion of these fees was paid to an outside entity.

D.	Trustees

During the period each Trustee who is not an interested person of the Fund or the Adviser was paid a $20,000 annual retainer plus a $5,000 fee per Trustee for each meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The Audit Committee chairperson also receives an additional $5,000 retainer, the Nominating Committee chairperson receives an additional $2,000 retainer, and the Chairman of the Board receives an additional $20,000 in annual retainer per year. These fees are shared with another closed-end fund based on managed assets. Any Trustee who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding short-term investments) during the period ended December 31, 2012 were as follows:

Purchases	$428,346
Sales	128,121

Note	5. Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Note	6. Capital Transactions

At December 31, 2012, the Fund had one class of common stock, no par value shares, of which unlimited shares are authorized and 11,255,236 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be.

Note	7. Borrowings

($ reported in thousands)

On March 20, 2012, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $100,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid and accrued for the period ended December 31, 2012, were $17 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From March 20, 2012 – December 31, 2012, the average daily borrowings under the Agreement and the weighted daily average interest rate were $89,706 and 1.15%, respectively. At December 31, 2012, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate	Term
$15,000	1.115%	31 days
4,000	1.111	31 days
74,000	1.111	33 days

Note 8. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors. At December 31, 2012, the Fund held 31% of its total investments in securities within the financials sector.

Note 9. Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

There are currently no such matters which the Company believes will be material to these financial statements.

Note	10. Federal Income Tax Information

($ reported in thousands)

At December 31, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$307,066	$13,935	$(2,165)	$11,770

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2012, the Fund deferred capital losses of $31.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the year ended December 31, 2012 was as follows:

December 31, 2012
Ordinary Income	$11,852

Note	11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(469)	$469

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Note 12. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, the following subsequent event requires recognition or disclosure in these financial statements.

Effective January 1, 2013, with approval of the Board, VP Distributors LLC, the Fund’s former administrator, assigned its rights and obligations under the Administration Agreements to Virtus Fund Services, LLC.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of the Virtus Global Multi-Sector Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Virtus Global Multi-Sector Income Fund (the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 22, 2013

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2012, is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Global Multi-Sector Income Fund, 101 Munson Street, Greenfield, MA 01301.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 63 Portfolios	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Funds; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Chairman and Trustee (since 2011), Virtus Total Return Fund; Director (since 1996), DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Thomas F. Mann YOB: 1950 Elected: 2011 2 Portfolios	Founder, MannMaxx Management; Trustee (since 2012), Virtus Total Return Fund; and Trustee (since 2002), The Hatteras Funds; and Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products.
William R. Moyer YOB: 1944 Elected: 2011 2 Portfolios	Partner (2006 to present), CrossPond Partners, LLC (strategy consulting firm); Trustee (since 2012), Virtus Total Return Fund; Partner (2008-2010), Seacap Partners, LLC (investment management); Financial and Operations Principal (2006-present), Newcastle Distributors LLC (broker dealer); and former Chief Financial Officer, Phoenix Investment Partners.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 61 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds; Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Total Return Fund; and Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Senior Vice President (since 2008), Virtus Mutual Funds; Senior Vice President (since 2010), Virtus Variable Insurance Trust; and Senior Vice President (since 2011), Virtus Total Return Fund.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2008); Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Total Return Fund; Vice President and Chief Compliance Officer, The Zweig Fund Inc. and Zweig Total Return Fund, Inc. (since 2012); and Vice President and Counsel (2003 to 2008), The Phoenix Cos., Inc.
W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President and Senior Counsel (since 2012), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Virtus Total Return Fund; Vice President, Secretary and Chief Legal Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2012), Duff & Phelps Global Utility Income Fund Inc.; Managing Director, Legg Mason, Inc. and predecessor firms 1999-June 2012.

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Global Multi-Sector Income Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

William Renahan, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-43078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8528	02-13

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert. Mr. Moyer is an “independent” Trustee, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is $3,050 for 2012. The Registrant was not operational in 2011.

Audit-Related Fees

(b)

The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item is $1,401 for 2012. Such audit-related fees include the review of the semi-annual financial statements and cross fund fees. The Registrant was not operational in 2011.

Tax Fees

(c)

The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning is $0 for 2012. The Registrant was not operational in 2011.

All Other Fees

(d)

The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2012. The Registrant was not operational in 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Multi-Sector Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed is each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $418,361 for 2012. The Registrant was not operational in 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: William Moyer, Thomas Mann and Phil McLoughlin.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

VIRTUS FUNDS 1

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Virtus Investment Advisers, Inc

B.	“Board of Trustees” refers to the Boards of Trustees of the Virtus Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Fund” shall individually and collectively mean and refer to each of the Virtus funds served by the applicable Board of Trustees.

F.	“Management Matters” refers to stock option plans and other management compensation issues.

G.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

H.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

I.	“Social Issues” refers to social and environmental issues.

J.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

K.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

L.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

1 Virtus Funds include Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Virtus Variable Insurance Trust.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.	Miscellaneous.

A.

A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

David L. Albrycht, CFA. Dave Albrycht joined the Subadviser in 2011 as Chief Investment Officer—Multi-Sector Fixed Income Strategies. Prior to joining the Subadviser, Mr. Albrycht was executive managing director and senior portfolio manager of Goodwin Capital Advisers (“Goodwin”), an investment management company that previously was an affiliate of the Adviser. There he joined the multi-sector fixed income team as a credit analyst in 1985 and has managed fixed income portfolios since 1991. He has been portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, the Virtus Multi-Sector Fixed Income Fund since 1994, and the Virtus Senior Floating Rate Fund since 2008. He also manages several registered variable insurance underlying products.

Benjamin Caron, CFA. Ben Caron is a Managing Director and Portfolio Manager at the Subadviser. Prior to joining the Subadviser in 2011, Mr. Caron was on the fixed income team at Goodwin. At the Subadviser, he continues in the same role that he held at Goodwin, assisting the senior portfolio manager in the management of several Virtus open-end mutual funds—the Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund, and Virtus Senior Floating Rate Fund—and two fixed income variable insurance products. Mr. Caron joined Goodwin in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group.

Kyle A. Jennings, CFA. Kyle Jennings is Managing Director, Leveraged Finance Sector Manager at the Subadviser. He is the co-portfolio manager of the Virtus Senior Floating Rate Fund and the sector manager for the leveraged loan sector of the multi-sector fixed income strategies of the Subadviser. Mr. Jennings leads the formulation of the leveraged finance strategy for the multi-sector fixed income strategies and also covers the gaming, healthcare, banking, homebuilding/building products, and automotive industries. He was a member of the corporate credit research team at Goodwin from 1998 to 2011. In 2011, he joined the Subadviser and holds the same role. Prior to that, Mr. Jennings was employed in the banking industry as a credit research analyst for Shawmut Bank, Ironwood Capital, and Citizens Bank. He has 20 years of investment experience.

Daniel Senecal, CFA. Dan Senecal is a Managing Director, Credit Research at the Subadviser. Prior to joining the Subadviser in 2011, he was on the fixed income team at Goodwin. At the Subadviser, Mr. Senecal continues in the same role that he held at Goodwin, serving as the co-head of corporate credit research and also responsible for the energy and chemical industry sectors and the Latin American sovereign credit sector. Mr. Senecal began at Goodwin in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and Phoenix Emerging Market Fund from 2004 to 2005. Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank, where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2012, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	12	$9,015	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Benjamin Caron	Registered Investment Companies:	1	$78	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Kyle A. Jennings	Registered Investment Companies:	2	$596	0	$0
	Other Pooled Investment Vehicles:	1	$621	1	$621
	Other Accounts:	0	$0	0	$0
Daniel Senecal	Registered Investment Companies:	1	$26	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

Describe any material conflicts of interest that may arise in connection with a Portfolio Manager’s or Management Team Member’s management of the registrant’s investments and investments of other accounts. Include, for example, material conflicts between the investment strategy of the registrant and investment strategy of other accounts managed by the Portfolio Manager or Team Member and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager or Team Member.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2012, beneficial ownership of shares of the Fund by Messrs. Albrycht, Caron, Jennings and Senecal are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Benjamin Caron	$0
Kyle A. Jennings	$0
Daniel Senecal	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Global Multi-Sector Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 03/08/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 03/08/2013

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Vice President, Chief Financial Officer, and Treasurer (principal financial officer)

Date 03/08/2013

* Print the name and title of each signing officer under his or her signature.